Exhibit 99.1

News Release
November 14, 2018

Milacron Announces Share Repurchase Program

Milacron Holdings Corp. (“Milacron”) (NYSE: MCRN), a leading industrial technology company serving the plastic processing industry, today announced that its board of directors has authorized a program to repurchase up to $125 million of its outstanding common stock over a two-year period.

“Our board of directors’ action reflects our continued commitment to deliver shareholder returns through disciplined capital allocation. It demonstrates our confidence in the Company’s ability to generate strong cash flows in the future,” said Tom Goeke, Milacron’s President and Chief Executive Officer.

“With restructuring coming to a close and our accelerated debt repayment program nearing its target, we will have additional cash flow and financial flexibility in 2019 and beyond. Having the ability to buy back shares gives us an additional way to create shareholder value. Our balanced approach to capital allocation includes:  organic and strategic growth opportunities, debt pay down, and share buybacks,” said Bruce Chalmers, Milacron’s Chief Financial Officer.

Milacron may purchase shares on a discretionary basis, through open market purchases, block trades, privately negotiated transactions and/or derivative transactions, subject to market conditions and Milacron’s ongoing determination that it is the best use of available cash. The repurchase authorization does not obligate Milacron to acquire any common stock.

Forward-Looking Statements

This press release contains forward-looking statements. The words “believe,” “expect,” “anticipate,” "plan," “intend,” "should," “estimate” and other expressions, including, but not limited to statements regarding the amount, timing or manner of anticipated repurchases under Milacron’s $125 million stock repurchase program, are predictions of or indicate future events and trends that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. Except as required by law, Milacron undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, demand for our products being significantly affected by general economic conditions, any decline in the use of plastic, the competitiveness of the industries in which we operate and the financial resources of our competitors, our ability to successfully develop and implement strategic initiatives to increase cost savings and improve operating margins and the other risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on February 28, 2018, and other SEC filings, copies of which are available free of charge on our website at investors.milacron.com.

About Milacron

Milacron is a global leader in the manufacture, distribution, and service of highly engineered and customized systems within the plastic technology and processing industry. Milacron is the only global company with a full-line product portfolio that includes hot runner systems, injection molding, blow molding and extrusion equipment, mold components, industrial supplies plus a wide market range of advanced fluid technologies. Visit Milacron at www.milacron.com.

Investor Relations:
Bruce Chalmers – Chief Financial Officer
513-319-7985
Bruce_Chalmers@milacron.com

Media Relations:
Michael Crawford – Manager Corporate Communications
905-877-0185 ext. 521
Michael_Crawford@milacron.com